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                                                                    Exhibit 10-2

                            State of South Carolina,

                                 COUNTY OF YORK

                               -------------------

                           LEXINGTON COMPONENTS, INC.

                                       AND

                                 PAUL H. PENNELL

                             ----------------------

                                     SECOND
                               AMENDMENT AGREEMENT

                               -------------------


                   I hereby certify that the within Amendment
                   Agreement was filed for record in my office at _____ M. o'clock on the ____ day of June, 1998, and was immediately entered upon the proper indexes and duly recorded in Book _____ of Real Estate Mortgages, page _____________ .





R.M.C./Clerk of Court





                                                     York County, South Carolina

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                           SECOND AMENDMENT AGREEMENT


         SECOND AMENDMENT AGREEMENT dated as of this 23rd day of June, 1998, to be effective on May 1, 1998, between Lexington Components, Inc., a Delaware corporation ("LCI"), formerly known as EPI Acquisitions Corp. ("EPI"), and Paul
H. Pennell ("Pennell").

         WHEREAS, EPI and Pennell entered into certain financing agreements pursuant to that certain Asset Purchase Agreement dated as of November 30, 1988 (the "Purchase Agreement") between EPI and Pennell;

         WHEREAS, such financing agreements consist of a Promissory Note dated November 30, 1988 from EPI to Pennell in the original principal amount of $3,530,000, (the "Note"; the Note, as amended by this Amendment Agreement, is referred to as the "Amended Note"), a Mortgage dated as of November 30, 1988 from EPI to Pennell (the "Mortgage") and a Security Agreement dated as of November 30, 1988 between EPI and Pennell (the "Security Agreement"; the Note, the Mortgage and the Security Agreement, as the same have heretofore or contemporaneously been amended, modified or supplemented, are herein collectively referred to as the "Financing Agreements");

         WHEREAS, the Note was amended by that certain Amendment Agreement dated as of November 30, 1991, and recorded with the Clerk of Court of York County, South Carolina as Book 355 at Page 195 on December 16, 1991.

         WHEREAS, pursuant to the terms thereof, the principal amount of the Note and the term thereof have been amended as a result of that certain Release and Notice Agreement dated as of March 31, 1993 between LCI and Pennell, and there is outstanding, as of the effective date hereof, $1,370,015.65 principal amount thereunder, with a maturity of April 30, 2000;

         WHEREAS, LCI and Pennell desire to further amend the Note in the manner set forth below;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, LCI and Pennell, intending to be legally bound, hereby agree as follows:

         1. AMENDMENT OF NOTE. (a) The first paragraph on page 1 of the Note, as amended, is hereby amended by deleting from the third and fourth lines thereof the words "FOUR MILLION FIVE HUNDRED EIGHTY THOUSAND ONE HUNDRED EIGHTY-FIVE AND 17/100 DOLLARS ($4,580,185.17)" and substituting therefor the words "ONE MILLION THREE HUNDRED SEVENTY THOUSAND FIFTEEN AND 65/100 DOLLARS ($1,370,015.65)."

         (b) The Note, as amended, is hereby further amended by deleting therefrom the second and third paragraphs on page 1 thereof in their entirety and substituting therefor the following paragraph:


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                           The principal of and interest on this Note shall be
                  payable as follows:

                           (i) Monthly interest only payments in the amount of
                  $13,700.16 each shall be payable on the last day of each month commencing May 31, 1998 and on the last day of each month thereafter until January 31, 2000. Simple interest on the principal amount hereunder shall accrue at the rate of 12% per annum until the principal balance is paid in full;

                           (ii) The principal sum of the Note, together with all
                  accrued and unpaid interest thereon, if any, shall be due and payable on January 31, 2000; and

                           (iii) Any payment which is required to be made on a
                  Saturday, Sunday or legal holiday shall be payable on the next succeeding day which is not a Saturday, Sunday or legal holiday.

                           (c) Pennell shall cause the following legend to be
placed prominently on the Note:

                     THIS NOTE HAS BEEN AMENDED BY A SECOND
                     AMENDMENT AGREEMENT DATED EFFECTIVE AS
                     OF MAY 1, 1998, A COPY OF WHICH IS AVAILABLE
                     FOR INSPECTION AT THE OFFICES OF BUYER AT
                     767 LEXINGTON AVENUE, 29TH FLOOR, NEW
                     YORK, NEW YORK.

                           (d) To the extent that this Second Amendment
Agreement amends the Note, the Note is hereby amended. All references to the
Note in the Purchase Agreement and the Financing Agreements or any other agreement or document relating to the Financing Agreements shall be deemed to refer to the Amended Note.

         2. FURTHER ASSURANCES. Each of the parties hereto shall execute and deliver such additional documents and take such additional actions as may be requested by the other party to effectuate the provisions and purposes of this Second Amendment Agreement. In connection therewith, LCI shall cause Lexington Precision Corporation to execute and deliver to Pennell a consent in the form of EXHIBIT A hereto (the "Consent").

         3. NOTICES. The parties agree that all notices, demands, requests or communications to be made under or pursuant to the Mortgage or the Security Agreement shall hereafter be made in the manner set forth in the Mortgage or the Security Agreement, as applicable, to the following addresses or to such other addresses as either party may specify in writing to the other:

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         If to Pennell:

                  Mr. Paul H. Pennell
                  6508 Beechwood Road
                  Amelia Island, Florida 32034

         With a copy to:

                  Nexsen Pruet Jacobs & Pollard
                  1441 Main Street, Suite 1500
                  Columbia, South Carolina 29202
                  Attention: G. Marcus Knight, Esq.

         If to LCI:

                  Lexington Components, Inc.
                  767 Third Avenue 29th Floor
                  New York, New York 10017
                  Attention: President

         With a copy to:

                  Nixon, Hargrave, Devans & Doyle
                  437 Madison Avenue, 24th Floor
                  New York, New York 10022
                  Attention: Richard F. Langan, Jr.. Esq.

         4. MORTGAGE. For purposes of notifying persons of the amendment of the Note and the effect thereof upon the Mortgage, it is intended that this Second Amendment Agreement shall be filed with the real estate mortgages of York County, South Carolina. For purposes of the foregoing, EXHIBIT B hereto sets forth a description of the real property to which the Mortgage relates.

         5. REPRESENTATIONS AND WARRANTIES. LCI hereby represents and warrants to Pennell that: (a) LCI has full power and authority to execute and deliver this Second Amendment Agreement; (b) this Second Amendment Agreement constitutes the legal, valid and binding obligation of LCI, enforceable against LCI in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally or equitable principles at the time in effect; (c) the execution, delivery and performance by LCI of this Second Amendment Agreement have been duly authorized by all requisite corporate action of LCI ; and (d) the execution and delivery by LCI of this Second Amendment Agreement and the performance by LCI of the Amended Note will not (i) violate any law or regulation or the Certificate of Incorporation or By-laws of LCI, (ii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which LCI is a party or by which

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it or any of its properties may be bound, (iii) violate any order of any court, tribunal or governmental agency binding upon LCI or its properties, (iv) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of LCI other than pursuant to the Financing Agreements, or
(v) require any license, consent or approval of any governmental agency or regulatory authority.

         6. MISCELLANEOUS. (a) This Second Amendment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

                  (b) Except as expressly amended hereby, all terms and conditions of the Financing Agreements and all rights of Pennell and obligations of LCI thereunder and under all related documents, shall remain in full force and effect.

                  (c) LCI hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to Pennell) incurred by Pennell in connection with the negotiation, preparation, execution and delivery of this Second Amendment Agreement and all related documents.

                  (d) This Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment Agreement as of the date first above written.

IN THE PRESENCE OF:
                                               LEXINGTON COMPONENTS, INC. (SEAL)

M. Rosensweet                                  By: Warren Delano
--------------------------------------            -----------------------------
Witness (as to Lexington                           Warren Delano
   Components, Inc.)                               President


Michele T. Roth
--------------------------------------
Witness (as to Lexington
   Components, Inc.)


Phyllis Pennell                                Paul H. Pennell   (SEAL)
--------------------------------------         -------------------------------
Witness (as to Paul H. Pennell)                Paul H. Pennell


Fred B. Thrift
--------------------------------------
Witness (as to Paul H. Pennell)

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                                     CONSENT


         The undersigned guarantor hereby consents to the Second Amendment Agreement dated effective as of May 1, 1998 between LEXINGTON COMPONENTS, INC. ("LCI"), formerly known as EPI Acquisitions Corp. ("EPI"), and PAUL H. PENNELL ("Pennell") and ratifies and confirms the terms of its Guaranty dated November 30, 1988 as applicable to all present and future indebtedness, liabilities and obligations of LCI to Pennell including, without limitation, all indebtedness, liabilities and obligations under the amended promissory note dated November 30, 1988 in the original principal amount of $3,530,000 issued by EPI in favor of Pennell (the "Note"), which principal amount has been decreased to $1,370,015.65 as of May 1, 1998 pursuant to the terms and conditions of the Note, as amended by the foregoing Second Amendment Agreement. The undersigned also acknowledges and agrees that all references in the Guaranty to the Note shall be deemed to refer to the Note as amended pursuant to the foregoing Second Amendment Agreement.


(SEAL)                              LEXINGTON PRECISION CORPORATION

                                    (formerly known as Blasius Industries, Inc.)


                                    By: Warren Delano
                                       --------------------------------------
                                        Warren Delano
                                        President

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                                    EXHIBIT B

All that certain piece, parcel or tract of land lying, being and situate in Ebenezer Township, York County, S.C. in Section II of the Rock Hill Airport Industrial Park, on the northwestern side of Bryant Boulevard, a short distance south of but not abutting on Homestead Road, and being more particularly described as follows: Beginning at an iron on the Northwestern edge of Bryant Boulevard at the commencement of its curve of intersection with a 70 foot reserved strip, such strip lying between premises herein conveyed and property of Williams, Yanutola, and Yeargin; and running thence with the northwestern edge of Bryant Boulevard in a southwesterly direction along a curve having a radius of 970 feet for a distance of 387.21 feet to an iron; thence continuing with said street S38 degrees 32'59"W 381.19 feet to an iron; thence N87 degrees 05'37"W 350 feet to an iron sitting in the line of the property of David N. Fischer; thence crossing previously closed and abandoned Cross Wind Runway N02 degrees 54'23"E 562.46 feet to an iron on the aforementioned 70 foot reserved strip; thence with said reserved strip N79 degrees 33'39"E 688.13 feet to an iron at the commencement of the curve of its intersection with Bryant Boulevard; thence following the curve of said intersection in a clockwise direction along a curve having a radius of 50 feet for an arc distance of 101.33 feet to the beginning; being shown and designated as Tract A, Section II, Rock Hill Airport Industrial Park, containing 8.406 acres, more or less, as shown upon plat prepared for EPI Acquisitions Corp., by Fred J. Hager Surveying and Mapping dated November 30, 1988.

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STATE OF NEW YORK :
COUNTY OF NEW YORK :               PROBATE

         PERSONALLY appeared before me the undersigned witness and made oath that (s)he saw the within named Lexington Components, Inc., by its officer(s), sign, affix the corporate seal, and as the act and deed of Lexington Components, Inc. deliver the within written Second Amendment Agreement that (s)he witnessed the execution thereof by Lexington Components, Inc.

SWORN to before me this
23rd day of June, 1998


(SEAL)

Tonya M. Ippolito                                 M. Rosensweet
--------------------------------                  ------------------------------
NOTARY PUBLIC FOR NEW YORK                        Witness




My Commission Expires: April 4, 2000

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STATE OF FLORIDA  :
COUNTY OF NASSAU  :                PROBATE

         PERSONALLY appeared before me the undersigned witness and made oath that (s)he saw the within named Paul H. Pennell sign and deliver the within written Amendment Agreement, that (s)he witnessed the execution thereof by Paul
H. Pennell.

SWORN to before me this
22 day of June, 1998.


(SEAL)

Merena C. Jones                                   Fred B. Thrift
------------------------------------              ------------------------------
NOTARY PUBLIC FOR FLORIDA                         Witness




My Commission Expires:

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